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                                                                  EXHIBIT 99.1





                             HEALTHCARE REALTY TRUST
                           Investor Slide Presentation

     In addition to the historical information contained within, the matters discussed in this presentation may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2000. Forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.

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                                CORPORATE PROFILE

         -- Integrated Real Estate Company Focused on Owning, Managing and Developing Income-Producing Real Estate Properties Associated With the Delivery of Healthcare Services

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                                CORPORATE PROFILE

         --   Strategy
              --  Provide Integrated Real Estate Solutions
              --  Concentrate on Outpatient Healthcare Facilities
              --  Focus on Long-Term Relationships
         --   Internal & External Growth Capabilities
         --   Client, Geographic & Property Type Diversification
         --   Strong Capital Structure with Conservative Leverage

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                             PERFORMANCE HIGHLIGHTS

         --   $1.6 Billion in Total Investments and Commitments
         --   245 Owned Properties and Mortgages, 11.4 Million Square Feet
         --   6.2 Million Square Feet Managed
         --   6.4% Average FFO Historical Growth, 3.1% Growth 4th Quarter, YOY
         --   33.3% Debt to Book Capitalization, Ranked 6th

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                                    STRATEGY

         --   Differentiation
                  -- Integrate Related Real Estate Services and Capital -- Not A Finance Company
         --   Added Value
                  -- Maximize Return on Assets
                  -- Mitigate Issues Related to Fraud & Abuse Statutes -- Control Operating Expenses
         --   Clients
                  -- Partnerships...Aligned, Long-Term Incentives
                  -- Foster Additional Investments Over Time
                  -- Publicly-Traded or Investment Grade

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                                    STRATEGY

         --   Markets
                  -- Invest with Leading Providers in Growth Markets -- Geographic Diversification

         --   Facilities
                  -- Emphasize Real Estate Fundamentals
                  -- Focus on Growth Sectors - Ancillary and Outpatient -- Location, Location, Location

         --   Growth
                  -- Strategic Acquisitions
                  -- Cross-Selling of Services
                  -- Proactive Property Management

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                               HEALTHCARE OVERVIEW

         -- Healthcare Industry Fundamentals Remain Favorable - Non-Cyclical in Slowing Economy
                  -- Strong Revenue Growth Trends
                  -- Higher Reimbursement
                  -- Rising Admissions
                  -- Lower Cost Pressures
                  -- Balance Sheet Improvement

         --   Continued Emphasis on Outpatient and Lower-Cost Settings

         --   Capital Needs Heighten Use of Alternative Sources of Capital

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                               HEALTHCARE OVERVIEW

         --   Graphic Omitted: Inpatient Admissions per Thousand from 1950 to
              2000

         --Source: American Hospital Association, Hospital Statistics 2002.

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                               HEALTHCARE OVERVIEW

         -- Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 2000.

         --Source: American Hospital Association, Hospital Statistics  2002.

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                               HEALTHCARE OVERVIEW

         --   Graphic Omitted: National Healthcare Spending in 2000.

         --Source: Centers for Medicare and Medicaid Services, Office of the
          Actuary, National Health Statistics Group, 2000.

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                               HEALTHCARE OVERVIEW

         --   Graphic Omitted: Acute Care Hospital Profit Margins from 1985 to
              2000

         --Source: American Hospital Association, as quoted in Modern
          Healthcare, November 26, 2001, p. 12.

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                               HEALTHCARE OVERVIEW

         -- Graphic Omitted: Acute Care Hospital Medicare Margins from 1984 to 2000

         --Source: Medicare payment advisory commission, 2000 margin projected,
          (202)653-7220.

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                           INVESTMENT BY FACILITY TYPE

         -- Graphic Omitted: See Supplemental Data Report as of 12/31/01 for additional information.

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                             INVESTMENT BY PROVIDER

         -- Graphic Omitted: See Supplemental Data Report as of 12/31/01 for additional information.

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                               INVESTMENT BY STATE

         -- Chart and Map Omitted: See Supplemental Data Report as of 12/31/01 for additional information.

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                              GROWTH OPPORTUNITIES

         --   Existing Relationships
                  -- Additional Investments
                  -- Management Services Expansion
         --   VHA Inc. Business Partnership
                  -- 2,200 Not-for-Profit Health Systems
         --   Not-for-Profit Healthcare Sector
                  -- Strong Fundamentals
                  -- 91% of Rated Hospitals are Investment Grade
         --   Healthcare Industry Size
                  --  800,000 Physicians
                  -- 3,800 Privately-Owned Hospitals, 80% Not-for-Profit -- $18 Billion Healthcare Construction Expenditures
                  --  $500 Billion in Healthcare Real Estate
         --   Healthcare Industry Capital Demands
                  --  Balance Sheet Focus



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                  --  Margin Pressures
                  --  Clinical Mission

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                                CAPITAL STRUCTURE

         --   Strong Balance Sheet
         --   Debt to Book Capitalization 33.3%
         --   $300 Million 8.125% Senior Notes Due 2011
         --   $150 Million Unsecured Credit Facility Due 2004
         --   $88 Million in Senior Notes Due 2002 and 2006
         --   Senior Notes Rated "Baa3" by Moody's, "BBB" by Fitch, Duff &
              Phelps, and "BBB-" by Standard and Poor's
         --   3 Million Shares Preferred Stock
              (Information as of 12/31/01)

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                            INVESTMENTS & COMMITMENTS

         -- Graphic Omitted: Total investments & commitments from 1995 to 2001. See the Company's financial reports for additional information.

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                                    REVENUES

         -- Graphic Omitted: Total annual revenues from 1995 to 2001. See the Company's financial reports for additional information.

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                         FUNDS FROM OPERATIONS - DILUTED

         -- Graphic Omitted: Total funds from operations from 1995 to 2001. See the Company's financial reports for additional information.

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                               DIVIDENDS PER SHARE

         -- Graphic Omitted: Quarterly dividends per common share from fourth quarter 1997 to fourth quarter 2001. See the Company's financial reports for additional information.

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                                     SUMMARY

         --   Healthcare is a Large, Vital and Profitable Industry
                  -- Expanding Sectors of Healthcare Industry
                  -- Growth Markets with Prominent Clients
         --   Distinct Competitive Advantages
                  -- Integrated Real Estate Services and Capital -- Well-Defined, Differentiated Strategy
                  -- Innovative Transaction Structures
                  -- Extensive Experience and Client Relationships -- Management Expertise
         --   Low Leverage and Strong Balance Sheet
         --   Cash Flow and Dividend Growth


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